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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 31, 1996



                           GEOTEK COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)



         Delaware                   0-17581                    22-2358635
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  (State or other juris-     (Commission File Number)     (IRS Employer Identi-
diction of incorporation)                                      fication No.)


20 Craig Road, Montvale, New Jersey                             07645
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(Address of principle executive offices)                      (Zip Code)


Registrant's telephone number, including area code    201-930-9305


                                       N/A
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         (Former name or former address, if changed since last report.)



                         Exhibit Index appears at page 7


                                Page 1 of 66 Pages


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Item 5. Other Events

         On December 31, 1996, Geotek Communications, Inc. (the "Company") sold to a group of accredited investors 1,000 shares of the Company's Series O Convertible Preferred Stock (the "Series O Stock") and warrants (the "Warrants") to purchase 1,700,000 shares of the Company's common stock, $.01 par value per share ("Common Stock"), for an aggregate purchase price of $50,000,000. The Company also agreed to sell to a group of investors affiliated with George Soros and Purnendu Chatterjee, a director of the Company (the "Soros Group"), and the Soros Group agreed to purchase from the Company, shares of a new class of preferred stock (the "New Preferred Stock") and warrants to purchase 850,000 shares of Common Stock for an aggregate purchase price of $25,000,000. The New Preferred Stock and warrants to be issued to the Soros Group shall contain terms which are substantially similar to those set forth in the Series O Stock and warrants issued in connection therewith.

         Each share of Series O Stock has a stated value of $50,000. Dividends accrue on the stated value of the Series O Preferred Stock at a rate of ten percent (10%) per annum (twelve percent (12%) per annum after a dividend payment failure) and are payable quarterly, at the Company's option, in either shares of Common Stock or cash. Commencing April 1, 1997, each share of Series O Stock is convertible by the holder thereof into such number of shares of Common Stock as is obtained by dividing (x) the $50,000 stated value thereof plus all accrued and unpaid dividends through the date of conversion by (y) the lowest daily volume-weighted average price of the Company's Common Stock during the four (4) business days immediately preceding conversion multiplied by the Conversion Factor (as defined below); provided however, that holder of Series O Stock may only convert up to a maximum of (i) 20% of such shares prior to June 29, 1997,
(ii) 50% of such shares prior to December 31, 1997, (iii) 80% of such shares prior to June 29, 1998 and (iv) 100% thereafter. The Conversion Factor begins at 100% and becomes 95%, 90% and 88% on each of June 29, 1997, December 31, 1997 and June 29, 1998. In the event that the market price for a share of Common Stock remains below $6.00 per share for five (5) consecutive trading days, the Company may restrict holders from converting any shares of Series O Stock while such market price remains below $6.00; provided, that the aggregate number of days subject to all such conversion restriction periods may not exceed sixty
(60).

         Based on a conversion price of $7.50 (the closing market price of the Company's Common Stock on January 6, 1997), the Series O Stock and New Preferred Stock would be convertible into an aggregate of 10,000,000 shares of Common Stock. However, the actual number of shares of Common Stock issuable upon conversion of the Series O Stock and New Preferred Stock will increase or decrease based on the market price and Conversion Discount in effect at the time of

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conversions. In this regard, the Company has agreed to seek the approval of its stockholders at its 1997 annual meeting to issue in excess of 11,977,389 shares of Common Stock (the "Threshold Amount") upon conversions of the Series O Stock and the New Preferred Stock, if such issuances become necessary. If such approval is not obtained and the Company has issued the Threshhold Amount upon conversions of the Series O Stock and New Preferred Stock, the Company may be required to purchase (for cash or other securities of the Company, at the option of the Company) any shares of Series O Stock and New Preferred Stock which then remain outstanding.

          To the extent permissable under the Company's charter documents and other agreements, holders of shares of Series O Stock also may cause the Company to redeem purchase holders' shares in the event that (i) the Company's Common Stock is not listed or eligible for trading for a designated period on the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange, (ii) a change of control of the Company occurs or (iii) the Company violates certain provisions of the Certificate of Designation governing the Series O Stock (the "Certificate of Designation"), including any purchase effected by the Company as an alternative to any issuance of shares in excess of the Threshold Amount. The purchase price per share of Series O Stock for any purchase required by the Certificate of Designation is equal to 110% of the stated value thereof plus, in each instance other than a change of control, warrants to purchase 2,500 shares of Common Stock at a price equal to 130% of the market price of a share of Common Stock at the time of the purchase.

          The Company, at its option, may redeem all of the Series O Stock at any time before June 30, 1997. The Company, at its option, may also redeem all of the Series O Stock then outstanding (i) at any time prior to December 31, 1998 that the market price for shares of Common Stock is below $6.00 per share (subject to certain adjustments for the number of shares outstanding) or (ii) on December 31, 1998. The redemption price per share of Series O Stock for any optional redemption permitted by the Certificate of Designation ranges from 110% to 115% of the stated value thereof plus warrants to purchase between 1,833 and 2,500 shares of Common Stock at a price above the market price of a share of Common Stock at the time of redemption.

         The description of the Series O Stock set forth above is qualified in its entirety by reference to the Certificate of Designation and the letter agreement executed by each of the purchasers of the Series O Stock, copies of which are attached hereto as Exhibits (c)(1) and (c)(2).

         The Warrants are exercisable at any time before June 30, 2000 to purchase shares of Common Stock at an exercise price of $9.2625 per share (subject to adjustment in certain circumstances). The Form of Warrant is attached hereto as Exhibit (c)(3).

         Pursuant to a registration rights agreement (the "Registration Rights Agreement"), the Company has agreed to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the resale of the shares of Common Stock issuable (i) with respect to dividends payable on the Series O Stock, (ii) upon conversion of the Series O Stock and

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(iii) upon exercise of the Warrants. If the Company fails to register such shares of Common Stock prior to April 30 1997 or otherwise comply with the procedures set forth in the Subscription Agreement within the time periods prescribed by the Subscription Agreement, the Company will be subject to substantial penalties. A copy of the Registration Rights Agreement is attached hereto as Exhibit (c)(4).










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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c)  Exhibits

        (1) Certificate of Designation of Series O Convertible Preferred Stock.

        (2) Form of letter agreement by and between the Company and each of the purchasers of the Series O Stock.

        (3) Form of Warrant.

        (4) Form of Registration Rights Agreement by and among the Company and the purchasers of the Series O Stock.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GEOTEK COMMUNICATIONS, INC.



Date: January 8, 1997      By: /s/ Michael H. Carus
      ---------------         -------------------------------------------------
                           Name: Michael H. Carus
                           Title:   Vice President and Chief Accounting Officer



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                                  EXHIBIT INDEX



Exhibit No.
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(c)(1)       Certificate of Designation of Series O Convertible Preferred
             Stock.

(c)(2) Form of letter agreement by and between the Company and each of the purchasers of the Series O Stock.

(c)(3)       Form of Warrant.

(c)(4) Form of Registration Rights Agreement by and among the Company and the purchasers of the Series O Stock.







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